UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 26, 2005
Date of report (Date of earliest event reported)
AVALON PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	001-32629 (Commission File Number)	52-2209310 (IRS Employer Identification No.)
20358 Seneca Meadows Parkway
Germantown, Maryland 20876
(Address of Principal Executive Offices)
(301) 556-9900
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Compensation of Directors
     On October 26, 2005, the board of directors of Avalon Pharmaceuticals, Inc. (“Avalon”), on the recommendation of the compensation committee of the board of directors, revised its compensation policy for non-employee directors with respect to the grant of stock option awards by reducing the number of shares under stock option awards to be granted. Under the terms of the revised non-employee director compensation policy, current non-employee directors and non-employee directors who join Avalon’s board of directors in the future are entitled to receive an initial grant of options to purchase 10,000 shares of Avalon’s common stock, and the current Chairman of Avalon’s board of directors and a non-employee director that becomes Chairman of Avalon’s board of directors in the future is entitled to receive an additional grant of options to purchase 6,000 shares of Avalon’s common stock. In addition, each non-employee director will receive an annual grant of options to purchase 2,500 shares of Avalon’s common stock and a non-employee Chairman of Avalon’s board of directors will receive an additional annual grant of options to purchase 4,200 shares of Avalon’s common stock. Option grants to non-employee directors are to be made pursuant to Avalon’s stockholder-approved 2005 Omnibus Long-Term Incentive Plan (filed as Exhibit 10.43 to Avalon’s Registration Statement on Form S-1 (file no. 333-124565)) (the “Plan”). Initial option grants to non-employee directors vest monthly over a two-year period. Options granted to non-employee directors on an annual basis vest monthly over a one-year period.
     The following stock option awards were made to Avalon’s non-employee directors on October 26, 2005, under the revised non-employee director compensation policy, at an exercise price of $6.00 per share, the closing price on the Nasdaq National Market of Avalon’s common stock on the date of grant:

Name of Director	Number of Stock Options Awarded
Alan G. Walton, Ph.D., D.Sc. (Chairman of the Board of Directors)	16,000
Michael R. Kurman, M.D.	10,000
Bradley G. Lorimier	10,000
Ivor Royston, M.D.	10,000
William A. Scott, Ph.D.	10,000
Patrick Van Beneden	10,000
Raymond J. Whitaker, Ph.D.	10,000
Awards under 2005 Omnibus Long-Term Incentive Plan
     On October 26, 2005, the board of directors of Avalon, on the recommendation of the compensation committee of the board of directors, in addition to the awards granted to non-employee directors described above, made grants of options to purchase a total of 397,859 shares of Avalon’s common stock to Avalon’s directors, officers and employees under the Plan, at an exercise price of $6.00 per share, the closing price on the Nasdaq National Market of Avalon’s common stock on the date of grant. Except as otherwise noted in the table below, the options vest fully on the six month anniversary of the date of grant. The following table sets forth the number of options awarded and the expiration date of these options for each of Avalon’s directors and executive officers:

		Number of
		Stock Options
Name	Position	Awarded	Expiration Date
Kenneth C. Carter, Ph.D.	President, Chief Executive Officer and Director	146,670	October 26, 2015
Thomas G. David	General Counsel and Senior Vice President	34,834	October 26, 2015
Gary Lessing	Chief Financial Officer	43,543	October 26, 2015
James H. Meade, Ph.D.	Vice President of Business Development	18,334	October 26, 2015

		Number of
		Stock Options
Name	Position	Awarded	Expiration Date
Paul E. Young, Ph.D.	Vice President of Research	22,917	October 26, 2015
David K. Bol, Ph.D.	Vice President of Pharmaceutical Development	17,920	October 26, 2015
Glen Farmer	Controller	1,375 (1)	October 26, 2015
Alan G. Walton, Ph.D., D.Sc.	Chairman of the Board of Directors	2,750	October 26, 2010
Michael R. Kurman, M.D.	Director	2,750	October 26, 2015
Bradley G. Lorimier	Director	7,792	October 26, 2015
Ivor Royston, M.D.	Director	2,750	October 26, 2015
William A. Scott, Ph.D.	Director	4,583	October 26, 2015
Patrick Van Beneden	Director	2,750	October 26, 2010
Raymond J. Whitaker, Ph.D.	Director	2,750	October 26, 2015

(1) 1/20th of the options vested immediately upon the grant date. 1/19th of the remaining options vest quarterly over a period of five years beginning November 9, 2005.
     These awards, and future incentive stock options and nonqualified stock options granted pursuant to the Plan to executive officers and directors, will be made under award agreements the material terms and conditions of which are set forth in the form of incentive stock option agreement attached hereto as Exhibit 10.1 and the form of nonqualified stock option agreement attached hereto as Exhibit 10.2.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description
10.1	Avalon Pharmaceuticals, Inc. 2005 Omnibus Long-Term Incentive Plan — Form of Incentive Stock Option Agreement

10.2	Avalon Pharmaceuticals, Inc. 2005 Omnibus Long-Term Incentive Plan — Form of Nonqualified Stock Option Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON PHARMACEUTICALS, INC.

Date: November 1, 2005	By:	/s/ Kenneth C. Carter, Ph. D.
President and Chief Executive Officer

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